Exhibit 99.1

Colony Credit Real Estate, Inc. Announces

First Quarter 2021 Financial Results

NEW YORK, May 5, 2021 – Colony Credit Real Estate, Inc. (NYSE: CLNC) (“Colony Credit Real Estate” or the “Company”) today announced its financial results for the first quarter ended March 31, 2021 and certain updates. The Company reported first quarter 2021 GAAP net loss attributable to common stockholders of $(92.3) million, or $(0.71) per share, and Distributable Earnings of $13.8 million, or $0.10 per share. Excluding realized gains and losses on sales and fair value adjustments, Adjusted Distributable Earnings were $18.0 million, or $0.14 per share. The Company reported GAAP net book value of $11.98 per share and undepreciated book value of $12.84 per share as of March 31, 2021.

Michael J. Mazzei, Chief Executive Officer and President, commented, “The internalization closing caps off a productive period for the team focused on stabilizing the balance sheet, unwinding the legacy, non-strategic segment and improving the Company’s positioning and financial flexibility for the long haul. The internalization of management and operations provides an annual cost savings of $14 million to $16 million or 10 to 12 cents per share. This also streamlines governance and fully aligns CLNC employees and shareholders.”

Mr. Mazzei continued, “After reinstituting our dividend last quarter, I am pleased to announce that we have increased our second quarter dividend now by 40% to $0.14 per share as a result of the internalization and new origination activity. Since re-engaging on new transactions, we have closed or committed on $1 billion in senior loans.”

Supplemental Financial Report

A First Quarter 2021 Supplemental Financial Report is available on the Shareholders – Events and Presentations section of the Company’s website at www.clncredit.com. This information will be furnished to the SEC in a Current Report on Form 8-K.

We refer to “Distributable Earnings,” which is a non-GAAP financial measure, in this release. A reconciliation to net income/(loss) attributable to Colony Credit Real Estate, the most directly comparable GAAP measure, is included in our full detailed First Quarter 2021 Supplemental Financial Report and is available on our website at www.clncredit.com.

First Quarter 2021 Conference Call

The Company will conduct a conference call to discuss the financial results on May 5, 2021 at 2:00 p.m. PT / 5:00 p.m. ET. To participate in the event by telephone, please dial (877) 407-0784 ten minutes prior to the start time (to allow time for registration). International callers should dial (201) 689-8560. The call will also be broadcast live over the Internet and can be accessed on the Shareholders section of the Company’s website at www.clncredit.com. A webcast of the call will be available for 90 days on the Company’s website.

For those unable to participate during the live call, a replay will be available starting May 5, 2021 at 5:00 p.m. PT / 8:00 p.m. ET, through May 12, 2021, at 8:59 p.m. PT / 11:59 p.m. ET. To access the replay, dial (844) 512-2921 (U.S.), and use conference ID code 13718005. International callers should dial (412) 317-6671 and enter the same conference ID number.

Dividend Announcement

On May 5, 2021, the Company’s Board of Directors declared a quarterly cash dividend of $0.14 per share to holders of Class A common stock for the second quarter of 2021, which will be paid on July 15, 2021, to common stockholders of record on June 30, 2021.

Previously, on February 24, 2021, the Company’s Board of Directors declared a quarterly cash dividend of $0.10 per share to holders of Class A common stock for the first quarter of 2021, which was paid on April 15, 2021, to common stockholders of record on March 31, 2021.

About Colony Credit Real Estate, Inc.

Colony Credit Real Estate (NYSE: CLNC) is one of the largest publicly traded commercial real estate (CRE) credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which we expect to be the primary investment strategy. Colony Credit Real Estate is organized as a Maryland corporation and taxed as a REIT for U.S. federal income tax purposes. For additional information regarding the Company and its management and business, please refer to www.clncredit.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; uncertainties regarding the ongoing impact of the novel coronavirus (COVID-19) and its adverse impact on the real estate market, the economy and the Company’s investments (including, but not limited to, the Los Angeles mixed-use development loan, other hospitality loans, and Dublin development financings), financial condition and business operation; defaults by borrowers in paying debt service on outstanding indebtedness and borrowers’ abilities to manage and stabilize properties; deterioration in the performance of the properties securing our investments (including depletion of interest and other reserves or payment-in-kind concessions in lieu of current interest payment obligations) that may cause deterioration in the performance of our investments and, potentially, principal losses to us; the Company’s operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission; the fair value of the Company’s investments may be subject to uncertainties; the Company’s use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected cost savings through the internalization or expected returns on equity and/or yields on investments; adverse impacts on the Company’s corporate revolver, including covenant compliance and borrowing base capacity; adverse impacts on the Company’s liquidity, including margin calls on master repurchase facilities, debt service or lease payment defaults or deferrals, demands for protective advances and capital expenditures; the timing of and ability to deploy available capital; whether the Company will achieve its anticipated 2021 Distributable Earnings per share (as adjusted), or maintain or produce higher Distributable Earnings per share (as adjusted) in the near term or ever; the Company’s ability to maintain or grow the dividend at all in the future; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; and the impact of legislative, regulatory and competitive changes, and the actions of government authorities and in particular those affecting the commercial real estate finance and mortgage industry or our business. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. Moreover, each of the factors referenced above are likely to also be impacted directly or indirectly by the ongoing impact of COVID-19 and investors are cautioned to interpret substantially all of such statements and risks as being heightened as a result of the ongoing impact of the COVID-19.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so.

Investor Relations

Colony Credit Real Estate, Inc.

Addo Investor Relations

Lasse Glassen

310-829-5400